UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2013

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16640 Chesterfield Grove Rd., Suite 200
Chesterfield, MO	63005
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed August 8, 2012, K-V Pharmaceutical Company (the “Company”) and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). As previously disclosed in its Current Report on Form 8-K filed September 5, 2013, by order dated August 29, 2013, the Bankruptcy Court confirmed the Sixth Amended Joint Chapter 11 Plan of Reorganization for the Company and its affiliated debtors (the “Plan”). As disclosed in its Current Report on Form 8-K filed on this date, September 23, 2013, the effective date of the Plan occurred on September 16, 2013.

In accordance with the Plan, the Company terminated certain indemnification agreements with former officers and directors of the Company who served as such prior to the filing of the Bankruptcy Cases.

Item 1.03	Bankruptcy or Receivership.

The information set forth in Item 1.02 of this Current Report is incorporated by reference into this Item 1.03.

Item 7.01	Regulation FD Disclosure.

On September 16, 2013, the Company issued a press release announcing that the Plan had become effective. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on September 16, 2013, the Debtors filed with the Bankruptcy Court their Monthly Operating Report for the period from August 1, 2013 to August 31, 2013 (the “MOR-August 2013”), which included certain Makena® performance metrics. A copy of the MOR-August 2013 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto and any information contained therein) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)     The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Press Release of K-V Pharmaceutical Company, dated September 16, 2013

99.2	Monthly Operating Report for the Period From August 1, 2013 to August 31, 2013

The Company will post this Form 8-K on its Internet website at www.kvph.com. References to the Company’s website address are included in this Current Report only as inactive textual references and the Company does not intend them to be active links to the website. Information contained on the website does not constitute part of this Current Report.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the product launches, the impact of the Company’s Chapter 11 proceedings, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the SEC and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements with regard to the Company identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to):

(1)        future rulings on any motions filed in the Bankruptcy Court and/or any appeal of actions of the Bankruptcy Court;

(2)        the effects of the Bankruptcy Cases on the Company and the other Debtors, including their liquidity or results of operations, and the interests of various creditors, equity holders and other constituents;

(3)        the ability to execute the Company’s business plan;

(4)        the ability of the Company to meet its obligations under the Credit Agreement; and

(5)        the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —”Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement for the confirmed Plan, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement for the confirmed Plan. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report; any forward-looking statement in the Plan or Disclosure Statement is qualified in its entirety as set forth therein. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary